Exhibit 10.1

November 15, 2021

The Holder of Common Stock Purchase Warrants of Xenetic Biosciences, Inc.

Re:	Amendment of Purchase Agreement and Warrant Exchange

Dear Holder:

Xenetic Biosciences, Inc. (the “Company”) desires to amend the Securities Purchase Agreement, dated as of March 5, 2019, by and between the Company and the purchaser signatory thereto pursuant to which the Company issued, among other securities, the Exchange Warrants (as defined below) (the “Purchase Agreement”).

We understand that you (collectively with your Affiliates) are the sole holders (the “Holder”) of Common Stock purchase warrants of the Company issued pursuant to the Purchase Agreement with an expiration date of September 7, 2026 (the Common Stock purchase warrants held by you, “Exchange Warrants”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

Upon consummation of the transaction contemplated by this letter agreement (this “Agreement”), including, without limitation, the issuance and delivery of the Exchange Shares, the Holder irrevocably agrees that the Purchase Agreement shall be modified and amended to delete, in its entirety, Section 4.12(b) of the Purchase Agreement.

In addition, the Company hereby offers you the opportunity to exchange in full all of the Exchange Warrants held by you (the “Warrant Exchange”), in exchange for ________ shares of Common Stock (“Exchange Shares”) for each share of Common Stock issuable upon exercise of the Exchange Warrants being exchanged (rounded up to the nearest whole share). Notwithstanding anything herein to the contrary, in the event that the Warrant Exchange would cause the Holder to exceed the Beneficial Ownership Limitation in the Exchange Warrant, the Company shall only issue such number of shares of Common Stock to the Holder that would not cause the Holder to exceed the Beneficial Ownership Limitation with the balance of Exchange Shares held in abeyance until written notice from the Holder that the balance (or portion thereof) may be issued in compliance with the Beneficial Ownership Limitation. The Company and the Holder agree that the Warrant Exchange shall in no event result in the Holder beneficially owning more than the Beneficial Ownership Limitation. Within two Trading Days of the Effective Date (as defined below), the Holder shall cause its broker to initiate a DWAC transfer of the Exchange Shares with the Company’s transfer agent and the Company shall cause its transfer agent to deliver the Exchange Shares to the DTC account of the Holder via the DWAC system in accordance with the DWAC Instructions provided by the Holder on its signature page hereto. The terms of the Warrant Exchange, including but not limited to the obligations to deliver the Exchange Shares, shall remain in effect as if the acceptance of this offer was a formal notice of Exercise via a cashless exercise (including but not limited to any liquidated damages and compensation in the event of the late delivery of the Exchange Shares). The Holder hereby acknowledges that upon receipt of the Exchange Shares, such Holder’s Exchange Warrants exchanged for such Exchange Shares shall be deemed to be cancelled without further action required by either the Company or the Holder. The Holder shall use its reasonable commercial efforts to surrender the Exchange Warrant to the Company for cancellation, or to confirm in writing to the Company that the Exchange Warrants have been destroyed, within five (5) Trading Days of the Effective Date.

This amendment shall be effective immediately upon the Company’s receipt of the fully-executed letter from the Holder (such date being the “Effective Date”).

The Exchange Shares are being issued in a cashless exchange for the Exchange Warrants and the parties acknowledge and agree that in accordance with Section 4(a)(2) and/or Section 3(a)(9) of the Securities Act, the holding period of the Exchange Shares under Rule 144 shall be tacked on to the holding period of the Exchange Warrants. The Company agrees not to take any position contrary to this covenant.

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Expressly subject to the paragraph immediately following this paragraph below, Holder may accept this offer by signing this letter below, with such acceptance constituting Holder’s exchange in full of the Exchange Warrant for Exchange Shares, subject to the Beneficial Ownership Limitation, effective on the Effective Date.

Additionally, the Company agrees to the representations, warranties and covenants set forth on Annex A attached hereto and the Holder agrees to the representations, warranties and covenants set forth on Annex B attached hereto.

On or before 9:00 am (New York City time) on November 16, 2021, the Company shall file a Current Report on Form 8-K with the Securities and Exchange Commission disclosing all material terms of the transactions contemplated hereunder, including a form of this letter as an exhibit thereto (“8-K Filing”). Effective upon the filing of the 8-K Filing, the Company represents to the Holder that the Holder shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries and each of their respective officers, directors, employees or agents that is not disclosed in the 8-K Filing. Effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, shall terminate. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide the Holder with any material, non-public information regarding the Company or any of its Subsidiaries from and after the Effective Date without the express prior written consent of the Holder. To the extent that the Company, any of its Subsidiaries or any of their respective officers, directors, employees and agents delivers any material non-public information to the Holder without the Holder’s consent, the Company hereby covenants and agrees that the Holder shall not have any duty of confidentiality with respect to, or a duty to not trade of the basis of, such material, non-public information.

Except as expressly set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this letter agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Exchange Shares. This letter agreement shall be governed by the laws of the State of New York without regard to the principles of conflicts of law thereof.

***************

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To accept this offer, Holder must counter execute this letter agreement and return the fully-executed letter to the Company at e-mail: j.parslow@xeneticbio.com, attention: James Parslow, CFO.

Please do not hesitate to call me if you have any questions.

Sincerely yours,

XENETIC BIOSCIENCES, INC.

By:
Name:
Title:

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[XBIO HOLDER SIGNATURE PAGES]

Accepted and Agreed to:

Name of Holder: ____________________________________

Signature of Authorized Signatory of Holder: _________________________________

Name of Authorized Signatory: _______________________________________

Title of Authorized Signatory: ____________________________________

Exchange Warrant Shares (March 2019 Purchase Agreement): __________________________

Exchange Shares: _________________________

DWAC Instructions:

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Annex A

Representations, Warranties and Covenants of the Company. The Company hereby makes the following representations and warranties to the Holder:

(a)	Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this letter agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This letter agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)	No Conflicts. The execution, delivery and performance of this letter agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of the Company is bound or affected; or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(c)	Nasdaq Corporate Governance. The transactions contemplated under this letter agreement, comply with all applicable rules of the Nasdaq Stock Market.

(d)	Shell Company. The Company has never been an issuer subject to Rule 144(i) under the Securities Act.

(e)	Company Standstill. From the date hereof until 4:00 pm (New York time) on November 19, 2021, neither the Company nor any Subsidiary shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Shares or Common Share Equivalents (as defined in the Purchase Agreement) nor (ii) file a shelf registration statement or a prospectus. The provisions of this paragraph shall not apply to any Exempt Issuance. As used herein “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in this paragraph, and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

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Annex B

Representations, Warranties and Covenants of the Holder. The Holder hereby makes the following representations and warranties to the Company:

(a)	Ownership; Authorization; Enforcement. The Holder is the record and beneficial owner of all the Exchange Warrants described on the signature page hereof, and has no interest in any other Exchange Warrants. The Holder has not transferred and will not transfer any of the Exchange Warrants to any third party, and no third party has any interest in the Exchange Warrants. The Holder has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this letter agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Holder and no further action is required by the Holder, its board of directors or its stockholders in connection therewith. This letter agreement has been duly executed by the Holder and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)	No Conflicts. The execution, delivery and performance of this letter agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Holder’s certificate or articles of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Holder in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Holder debt or otherwise) or other material understanding to which such Holder is a party or by which any property or asset of the Holder is bound or affected; or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Holder is subject (including federal and state securities laws and regulations), or by which any property or asset of the Holder is bound or affected.

(c)	Holder Status. Holder is either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12) or (a)(13) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(d)	Experience of Holder. Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Exchange Shares, and has so evaluated the merits and risks of such investment. Holder is able to bear the economic risk of an investment in the Exchange Shares and, at the present time, is able to afford a complete loss of such investment.

(e)	No General Solicitation. Holder is not purchasing the Exchange Shares as a result of any advertisement, article, notice or other communication regarding the Exchange Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of Holder, any other general solicitation or general advertisement.

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